Loss per share	6 Months Ended
Jun. 30, 2025
Loss per share
Loss per share

25. Loss per share

Basic and diluted profit or loss per share is calculated by dividing the profit or loss attributable to equity holders of the Company by the weighted average number of shares in issue during the period excluding treasury shares.

Diluted profit per share is calculated by dividing the profit attributable to equity holders of the Company by the weighted average number of outstanding shares adjusted by outstanding options and warrants. Diluted loss per share is calculated excluding our options and warrants as they would be antidilutive and our treasury shares.

	For the three months		For the six months
	ended June 30,		ended June 30,
	2025	2024	2025	2024
Net loss from continuing operations	(1,958,912)	(1,456,761)	(3,431,775)	(2,191,939)
Net profit from discontinued operations	117,747	14,335,393	117,747	11,983,432
Net profit / (loss) attributable to equity holders of the company	(1,841,165)	12,878,632	(3,314,028)	9,791,493
Weigthed average number of shares in issue	100,523,234	98,305,583	99,440,314	97,920,130
Basic and diluted profit / (loss) per share.	(0.02)	0.13	(0.03)	0.10
From continuing operations	(0.02)	(0.01)	(0.03)	(0.02)
From discontinued operations	0.00	0.14	0.00	0.12

The Company has three categories of dilutive potential shares: treasury shares, share options and warrants which have been ignored in the calculation of the loss per share for the three-month and six-month periods ended June 30, 2025 and 2024, as it would decrease the loss of continuing operations.